RELIASTAR                                     FLEXIBLE PREMIUM
LIFE INSURANCE COMPANY OF NEW YORK            DEFERRED COMBINATION VARIABLE
                                              AND FIXED ANNUITY ENROLLMENT FORM

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK IS A STOCK
  COMPANY DOMICILED IN NEW YORK

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1.   OWNER(S)
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth

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2.   ANNUITANT (IF OTHER THAN OWNER)
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Name                     Male      Female    Soc. Sec. # or Tax ID.#
                         / /        / /
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Permanent Address        Phone (   )

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City                     State     Zip       Date of Birth  Relation
                                                            to Owner
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     CONTINGENT ANNUITANT (OPTIONAL)
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Name                               Address                  Relation
                                                            to Owner
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3.   PRIMARY BENEFICIARY(IES)      (IF MORE THAN ONE - INDICATE %)
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Name(s)                                                     Relation
                                                            to Owner
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   CONTINGENT BENEFICIARY(IES)     Name                     Relation
                                                            to Owner
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4.   PLAN
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     / / DVA PLUS
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5.   DEATH BENEFIT OPTIONS
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     / / Annual Ratchet           / / Standard
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6.   INITIAL PREMIUM AND ALLOCATION INFORMATION
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     (A)  INITIAL PREMIUM PAID $__________ Make check payable to reliastar life insurance company of New York.
          Fill in percentages for premium allocation below (see INITIAL)

     (B)  CHARGE DEDUCTION DIVISION: Optional. Please check box to elect.
              / /

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     ACCOUNT DIVISION                  INVESTMENT ADVISER                 (A) INITIAL
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
CAPITAL APPRECIATION               A I M CAPITAL MANAGEMENT,INC.              %
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STRATEGIC EQUITY                   A I M CAPITAL MANAGEMENT,INC.              %
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CAPITAL GROWTH                     ALLIANCE CAPITAL MANAGEMENT,LP             %
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DEVELOPING WORLD                   BARING INTERNATIONAL INVESTMENT LIMITED    %
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HARD ASSETS                        BARING INTERNATIONAL INVESTMENT LIMITED    %
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LARGE CAP VALUE                    CAPITAL GUARDIAN TRUST COMPANY             %
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MANAGED GLOBAL                     CAPITAL GUARDIAN TRUST COMPANY             %
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SMALL CAP                          CAPITAL GUARDIAN TRUST COMPANY             %
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VALUE EQUITY                       EAGLE ASSET MANAGEMENT,INC.                %
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DIVERSIFIED MID-CAP                FIDELITY MANAGEMENT &RESEARCH COMPANY      %
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ASSET ALLOCATION GROWTH            FIDELITY MANAGEMENT & RESEARCH COMPANY     %
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INTERNET TOLLKEEPER                GOLDMAN SACHS ASSET MANAGEMENT             %
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PILGRIM VP GROWTH OPPORTUNITIES    ING PILGRIM INVESTMENTS,LLC                %
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PILGRIM VP MAGNACAP                ING PILGRIM INVESTMENTS,LLC                %
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PILGRIM VP SMALLCAP OPPORTUNITIES  ING PILGRIM INVESTMENTS,LLC                %
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PILGRIM WORLDWIDE GROWTH           ING PILGRIM INVESTMENTS,LLC                %
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GALAXY VIP ASSET ALLOCATION        FLEET INVESTMENT ADVISOR,INC.              %
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GALAXY VIP EQUITY                  FLEET INVESTMENT ADVISOR,INC.              %
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GALAXY VIP GROWTH & INCOME         FLEET INVESTMENT ADVISOR,INC.              %
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GALAXY VIP HIGH QUALITY BOND       FLEET INVESTMENT ADVISOR,INC.              %
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GALAXY VIP SMALL COMPANY GROWTH    FLEET INVESTMENT ADVISOR,INC.              %
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LIMITED MATURITY BOND              ING INVESTMENT MANAGEMENT,LLC              %
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LIQUID ASSET                       ING INVESTMENT MANAGEMENT,LLC              %
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GROWTH                             JANUS CAPITAL CORPORATION                  %
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GROWTH AND INCOME                  JANUS CAPITAL CORPORATION                  %
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SPECIAL SITUATIONS                 JANUS CAPITAL CORPORATION                  %
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PRUDENTIAL JENNISON                JENNISON ASSOCIATES LLC                    %
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SP JENNISON INTERNATIONAL GROWTH   JENNISON ASSOCIATES LLC                    %
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RISING DIVIDENDS                   KAYNE ANDERSON RUDNIK INVESTMENT
                                     MANAGEMENT,LLC                           %
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MID-CAP GROWTH                     MASSACHUSETTS FINANCIAL SERVICES COMPANY   %
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RESEARCH                           MASSACHUSETTS FINANCIAL SERVICES COMPANY   %
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TOTAL RETURN                       MASSACHUSETTS FINANCIAL SERVICES COMPANY   %
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CORE BOND                          PACIFIC INVESTMENT MANAGEMENT COMPANY      %
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PIMCO HIGH YIELD BOND              PACIFIC INVESTMENT MANAGEMENT COMPANY      %
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PIMCO STOCKSPLUS GROWTH & INCOME   PACIFIC INVESTMENT MANAGEMENT COMPANY      %
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PROFUND VP BULL                    PROFUND ADVISORS,LLC                       %
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PROFUND VP SMALL CAP               PROFUND ADVISORS,LLC                       %
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PROFUND VP EUROPE 30               PROFUND ADVISORS,LLC                       %
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REAL ESTATE                        PRUDENTIAL INVESTMENT CORPORATION          %
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ALL CAP                            SALOMON BROTHERS ASSET MANAGEMENT INC.     %
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INVESTORS                          SALOMON BROTHERS ASSET MANAGEMENT INC.     %
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EQUITY INCOME                      T.ROWE PRICE ASSOCIATES,INC.               %
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FULLY MANAGED                      T.ROWE PRICE ASSOCIATES,INC.               %
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FIXED ALLOCATIONS:                 o 1 YR  o 3 YR  o 5 YR  o 7 YR o 10 YR     %
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                                   TOTAL                                    100%
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

                 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK,
                    VARIABLE PRODUCT CUSTOMER SERVICE CENTER
                   1475 Dunwoody Drive West Chester, PA 19380
                                 1-800-963-9539

FG-EA-1000-08/97 (PE)                                                08/24/2001
                                                                         000000

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7. OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS
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If you want to receive Systematic Partial Withdrawals, your request must be received in writing. For the appropriate form, please call our Customer Service Center: 1-800-963-9539.
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8. TAX-QUALIFIED PLANS If you are funding a qualified plan, please specify type:
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     / / IRA    / / IRA Rollover    / / SEP/IRA    / /Other _______________
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9. REPLACEMENT
Will the coverage applied for replace any existing annuity or life insurance policies on the annuitant's life?
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     / / Yes (If yes, please complete following.)       / / No
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Company Name                 Policy Number                      Face Amount

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10. READ THE FOLLOWING STATEMENTS CAREFULLY AND SIGN BELOW:
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     o    BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I
          UNDERSTAND THAT THIS CONTRACT'S CASH SURRENDER VALUE, 1) WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE ON ANY DAY AND THAT NO MINIMUM VALUE IS GUARANTEED, AND 2) WHEN, BASED ON THE FIXED ACCOUNT, MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE THE VALUES TO INCREASE OR DECREASE. THIS CONTRACT IS IN ACCORD WITH MY ANTICIPATED FINANCIAL NEEDS.

     o I AGREE THAT, TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING WHETHER TO ISSUE THE CONTRACT. MY ANSWERS WILL FORM A PART OF ANY CONTRACT TO BE ISSUED, AND ONLY THE OWNER AND RELIASTAR HAVE THE AUTHORITY TO MODIFY THIS APPLICATION.

     o CONTRACTS AND POLICIES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH FUND CONTRACTS AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. ALSO, THEY ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.


-------------------------------             ------------------------------------
Signature of Owner                          Signed at (City, State) Date

-------------------------------             ------------------------------------
Signature of Joint Owner (if applicable)    Signed at (City, State) Date

-------------------------------             ------------------------------------
Signature of Annuitant                      Signed at (City, State) Date
   (if other than Owner)

Client Account No. (if applicable)_____________________
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FOR AGENT USE ONLY

DO YOU HAVE REASON TO BELIEVE THAT THE COVERAGE APPLIED FOR WILL REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE ON THE ANNUITANT'S LIFE?

     / / Yes     / / No
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------------------------------    ------------------------------
Agent Signature                   Print Agent Name & No.


------------------------------    ---------------------------------
Social Security No.               Broker/Dealer/Branch


Amendment to Application

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                 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK,
                    VARIABLE PRODUCT CUSTOMER SERVICE CENTER
                   1475 Dunwoody Drive West Chester, PA 19380
                                 1-800-963-9539

FG-EA-1000-08/97 (PE)                                                08/24/2001
                                                                         000000